SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 2003

                                 FIBERCORE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Nevada                    000-21823                 87-0445729
      (STATE OR OTHER        (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
        JURISDICTION OF                                IDENTIFICATION NO.)
         INCORPORATION)

           253 Worcester Road, P.O. Box 180                    01507
                     Charlton, MA
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

        Registrant's telephone number, including area code (508) 248-3900

                                 Not Applicable
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS.

     On January 30, 2003, FiberCore USA, Inc. ("FiberCore USA"), a wholly owned subsidiary of FiberCore, Inc. (the "Company"), completed a financing transaction with Tyco International Finance Alpha GmbH ("Tyco"), an affiliate of Tyco International Ltd. Under the transaction, Tyco made a $1,500,000 loan due on January 30, 2004 which was funded December 20, 2002 and is convertible into shares of the Company's common stock at Tyco's option. The Company used $750,000 of the proceeds to make a required payment to Fleet National Bank ("Fleet") pursuant to the Company's credit facility with Fleet (the "Credit Facility") and the remainder for general corporate purposes. FiberCore USA's obligations with respect to the loan from Tyco are guaranteed by the Company. FiberCore USA has secured the loan with equipment.

     The Company did not have excess funds available to make the October 1, 2002, November 1, 2002, and December 1, 2002 monthly redemptions of the Company's outstanding 5% Convertible Subordinated Debentures (the "Debentures") and was unable to pay the redemptions in shares of the Company's common stock under the Company's agreements with the holders because the Company did not have an effective registration statement covering the resale of such shares. The Company had obtained a conditional waiver with respect to the October and November redemptions which has expired. However, the Company has reached an agreement in principle with the holders of the Debentures to modify the repayment schedule for the remaining $2,467,000 of the Debentures. The entire balance could become immediately due if the agreement is not finalized.

     If the Company were to default with respect to the debentures, Fleet could accelerate the maturity date of the Credit Facility and the entire balance of $8,500,000 could become immediately due. The Company's obligations under the Credit Facility are guaranteed by Tyco International Group S.A., an affiliate of Tyco International Ltd. If Tyco were to perform on the guarantee, Tyco would be able to exercise rights to control the board of directors of the Company.

     This report includes "forward-looking statements" which involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this report. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.


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ITEM 7.   EXHIBITS

EXHIBIT NUMBER    DESCRIPTION

Exhibit 99.1        Promissory Note of FiberCore USA, Inc., dated as of
                    December 20, 2002

Exhibit 99.2        Guaranty of the Registrant, dated as of December 20, 2002

Exhibit 99.3 Security Agreement between FiberCore USA, Inc. and Tyco International Finance Alpha GmbH, dated as of December 20, 2002


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            Pursuant to the requirements of the Securities Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       FIBERCORE, INC.



                                       By:    /s/ Robert P. Lobban
                                           -----------------------------------
                                           Name:  Robert P. Lobban
                                           Title: Chief Financial Officer and
                                                  Treasurer

Date:  February 24, 2003